SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 17, 2005

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

333-86467	WISCONSIN ENERGY CORPORATION EMPLOYEE RETIREMENT SAVINGS PLAN	39-1391525
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WISCONSIN ENERGY CORPORATION
EMPLOYEE RETIREMENT SAVINGS PLAN

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 17, 2005, the Audit and Oversight Committee of the Board of Directors of Wisconsin Energy Corporation appointed Clifton Gunderson LLP ("Clifton Gunderson") as the new independent registered public accounting firm for the Wisconsin Energy Corporation Retirement Savings Plan (the "Plan") for the year ended December 31, 2004. Clifton Gunderson replaces Deloitte & Touche LLP ("D&T") who remained as the Plan's independent registered public accounting firm until the appointment of Clifton Gunderson. However, D&T continues to be the independent registered public accounting firm of Wisconsin Energy Corporation and its subsidiaries. The change to the Plan's independent registered public accounting firm is a result of the Plan's efforts to reduce expenses.

The report of D&T on the financial statements of the Plan for the fiscal years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2003 and 2002 and through May 17, 2005, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Plan's financial statements for such years. No reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) has occurred during the years ended December 31, 2003 and 2002 and through May 17, 2005. The Plan provided a copy of the foregoing disclosures to D&T prior to the date of the filing of this report and requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this report.

During the years ended December 31, 2003 and 2002 and through May 17, 2005, neither the Plan nor anyone acting on its behalf consulted with Clifton Gunderson regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) with D&T or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits

16     Letter re Change in Certifying Accountant

16.1   Letter from D&T to the Securities and Exchange Commission, dated as of
May 18, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
EMPLOYEE RETIREMENT SAVINGS PLAN
(Registrant)

/s/ ARTHUR ZINTEK
Date: May 18, 2005	Arthur Zintek - Vice President of Wisconsin Energy Corporation and Chairman of the Employee Benefits Committee